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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 6, 1999


                                AUTONATION, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-13107                                    73-1105145
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      (Commission File Number)                (IRS Employer Identification No.)


                               110 S.E. 6TH STREET
                          FT. LAUDERDALE, FLORIDA 33301
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          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (954)769-6000


                            REPUBLIC INDUSTRIES, INC.
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On April 6, 1999, Republic Industries, Inc. announced that it has changed its corporate name to "AutoNation, Inc." The registrant changed its corporate name to indicate its intent to focus exclusively on the automotive retail and rental businesses.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

              The exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AUTONATION, INC.

                                             By: /s/ James O. Cole
                                                 -----------------------------
                                                 James O. Cole
                                                 Senior Vice President,
                                                 General Counsel and Secretary

Dated: April 6, 1999


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                                INDEX TO EXHIBITS

      EXHIBIT                        EXHIBIT
      NUMBER                        DESCRIPTION
      ------                        -----------

         99.1         Press release dated April 6, 1999.